Exhibit 5.1

Writer’s Direct Dial: +1 212 225 2414 E-Mail: ngrabar@cgsh.com

September 17, 2015

Kindred Healthcare, Inc.

680 South Fourth Street

Louisville, Kentucky 40202-2412

Ladies and Gentlemen:

We have acted as special counsel to Kindred Healthcare, Inc., a Delaware corporation (the “Company”), in connection with the Company’s offer to exchange, pursuant to a Registration Statement on Form S-4 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), (i) up to $750,000,000 aggregate principal amount of the Company’s 8.00% Senior Notes due 2020 (the “2020 Exchange Notes”) for the Company’s outstanding unregistered 8.00% Senior Notes due 2020 originally issued on December 18, 2014 (the “2020 Initial Notes”) and (ii) up to $600,000,000 aggregate principal amount of the Company’s 8.75% Senior Notes due 2023 (the “2023 Exchange Notes” and, together with the 2020 Exchange Notes, the “Exchange Notes”) for the Company’s outstanding unregistered 8.75% Senior Notes due 2023 originally issued on December 18, 2014 (the “2023 Initial Notes” and, together with the 2020 Initial Notes, the “Initial Notes”). The Exchange Notes are fully and unconditionally guaranteed by each of the guarantors listed in the Registration Statement (the “Guarantors” and, together with the Company, the “Registrants”). The 2020 Exchange Notes will be issued under an indenture dated as of December 18, 2014 (the “2020 Indenture”), among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “2020 Trustee”) and the 2023 Exchange Notes will be issued under an indenture dated as of December 18, 2014 (the “2023 Indenture” and, together with the 2020 Indenture, the “Indentures”), among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “2023 Trustee” and, together with the 2020 Trustee, the “Trustees”). Each of the Indentures includes the guarantees of the applicable Exchange Notes by the Guarantors (the “Guarantees”).

Kindred Healthcare, Inc., p. 2

In arriving at the opinions expressed below, we have reviewed the following documents:

(a)	the Registration Statement;

(b)	an executed copy of each of the Indentures; and

(c)	the form of the Exchange Notes included in each of the Indentures.

In addition, we have reviewed the originals or copies certified or otherwise identified to our satisfaction of all such corporate records of the Company and the Guarantors formed in the States of Delaware or New York listed in Annex A hereto (the “Delaware and New York Guarantors”) and such other documents, and we have made such investigations of law, as we have deemed appropriate as a basis for the opinions expressed below.

In rendering the opinions expressed below, we have assumed the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies. In addition, we have assumed and have not verified (i) the accuracy as to factual matters of each document we have reviewed and (ii) that the Exchange Notes will conform to the form thereof that we have reviewed and will be duly authenticated in accordance with the terms of the Indentures.

Based on the foregoing, and subject to the further assumptions and qualifications set forth below, it is our opinion that when the Exchange Notes, in the form included in the Indentures, have been duly executed by the Company and authenticated by the Trustees in accordance with the terms of the Indentures, and duly issued and delivered by the Company in exchange for an equal principal amount of Initial Notes, (a) the Exchange Notes will be the valid, binding and enforceable obligations of the Company, entitled to the benefits of the Indentures and (b) the Guarantees will be the valid, binding and enforceable obligations of the Guarantors, entitled to the benefits of the Indentures.

Insofar as the foregoing opinions relate to the validity, binding effect or enforceability of any agreement or obligation of any Registrant, such opinions are subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity. In addition, (i) the waiver of defenses contained in Section 10.01 of each of the Indentures may be ineffective to the extent that any such defense involves a matter of public policy in New York and (ii) the enforceability of indemnification provisions may be subject to public policy considerations. In giving the foregoing opinions relating to the validity, binding effect or enforceability of any agreement or obligation of any of the Guarantors other than the Delaware and New York Guarantors, we have relied without independent investigation, as to matters relating to the laws of the states of Alabama, Arizona, California, Colorado, Connecticut, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Louisiana, Nevada, New Mexico, North Carolina, Massachusetts, Mississippi, Missouri, Ohio, Pennsylvania, South Carolina, Tennessee, Texas, Utah, Washington, West Virginia and Wisconsin, on the opinion of Joseph L. Landenwich, Esq., a copy of which is filed as Exhibit 5.2 to the Registration Statement (the “Local Opinion”), and our opinions are subject to all of the limitations and qualifications contained therein.

Kindred Healthcare, Inc., p. 3

Except insofar as we have relied on the Local Opinion, the foregoing opinions are limited to the law of the State of New York, the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware and the Revised Uniform Limited Partnership Act of the State of Delaware.

We hereby consent to the filing of this opinion letter as Exhibit 5.1 to the Registration Statement and to the reference to this firm in the Registration Statement and the related prospectus under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are experts with respect to any part of the Registration Statement, including this Exhibit, within the meaning of the term “expert” as used in the Securities Act or the rules and regulations of the Commission issued thereunder. The opinions expressed herein are rendered on and as of the date hereof, and we assume no obligation to advise you, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

Very truly yours,

CLEARY GOTTLIEB STEEN & HAMILTON LLP

By:	/s/ Nicolas Grabar
Nicolas Grabar, a Partner

Annex A

Access Home Health of Florida, LLC	Delaware

American Homecare Management Corp.	Delaware

Avery Manor Nursing, L.L.C.	Delaware

Bayberry Care Center, L.L.C.	Delaware

Bethany Hospice, LLC	Delaware

Braintree Nursing, L.L.C.	Delaware

California Nursing Centers, L.L.C.	Delaware

Care Center of Rossmoor, L.L.C.	Delaware

Centerre Healthcare Corporation	Delaware

Clear Lake Rehabilitation Hospital, L.L.C.	Delaware

Country Estates Nursing, L.L.C.	Delaware

CRH of Arlington, LLC	Delaware

CRH of Avon, LLC	Delaware

CRH of Cleveland, LLC	Delaware

CRH of Fort Worth, LLC	Delaware

CRH of Indianapolis, LLC	Delaware

CRH of Langhorne, LLC	Delaware

CRH of Madison, LLC	Delaware

CRH of Memphis, LLC	Delaware

CRH of Oklahoma City, LLC	Delaware

CRH of Springfield, LLC	Delaware

FHI Health Systems, Inc.	Delaware

Forestview Nursing, L.L.C.	Delaware

Gentiva Certified Healthcare Corp.	Delaware

Gentiva Health Services (Certified), Inc.	Delaware

Gentiva Health Services (USA) LLC	Delaware

Gentiva Health Services Holding Corp.	Delaware

Gentiva Health Services, Inc.	Delaware

Gentiva Rehab Without Walls, LLC	Delaware

Gentiva Services of New York, Inc.	New York

Goddard Nursing, L.L.C.	Delaware

Greenbrae Care Center, L.L.C.	Delaware

Greens Nursing and Assisted Living, L.L.C.	Delaware

Harborlights Nursing, L.L.C.	Delaware

Harden Healthcare Holdings, LLC	Delaware

Harden Home Health, LLC	Delaware

Haven Health, LLC	Delaware

Healthfield Operating Group, LLC	Delaware

Healthfield, LLC	Delaware

Helian Health Group, Inc.	Delaware

HHS Healthcare Corp.	Delaware

Highgate Nursing, L.L.C.	Delaware

Highlander Nursing, L.L.C.	Delaware

Homestead Health and Rehabilitation Center, L.L.C.	Delaware

IntegraCare Holdings, Inc.	Delaware

IntegraCare Intermediate Holdings, Inc.	Delaware

KAH Development 1, L.L.C.	Delaware

KAH Development 2, L.L.C.	Delaware

KAH Development 3, L.L.C.	Delaware

KAH Development 4, L.L.C.	Delaware

KAH Development 5, L.L.C.	Delaware

KAH Development 6, L.L.C.	Delaware

KAH Development 7, L.L.C.	Delaware

KAH Development 8, L.L.C.	Delaware

KAH Development 9, L.L.C.	Delaware

KAH Development 10, L.L.C.	Delaware

KAH Development 11, L.L.C.	Delaware

KAH Development 12, L.L.C.	Delaware

KAH Development 13, L.L.C.	Delaware

KAH Development 14, L.L.C.	Delaware

KAH Development 15, L.L.C.	Delaware

Kindred Braintree Hospital, L.L.C.	Delaware

Kindred Development 4, L.L.C.	Delaware

Kindred Development 7, L.L.C.	Delaware

Kindred Development 8, L.L.C.	Delaware

Kindred Development 9, L.L.C.	Delaware

Kindred Development 10, L.L.C.	Delaware

Kindred Development 11, L.L.C.	Delaware

Kindred Development 12, L.L.C.	Delaware

Kindred Development 13, L.L.C.	Delaware

Kindred Development 15, L.L.C.	Delaware

Kindred Development 17, L.L.C.	Delaware

Kindred Development 27, L.L.C.	Delaware

Kindred Development 29, L.L.C.	Delaware

Kindred Development Holdings 3, L.L.C.	Delaware

Kindred Development Holdings 5, L.L.C.	Delaware

Kindred Healthcare Operating, Inc.	Delaware

Kindred Healthcare Services, Inc.	Delaware

Kindred Hospice Services, L.L.C.	Delaware

Kindred Hospital-Palm Beach, L.L.C.	Delaware

Kindred Hospital-Pittsburgh-North Shore, L.L.C.	Delaware

Kindred Hospitals East, L.L.C.	Delaware

Kindred Hospitals Limited Partnership	Delaware

Kindred Hospitals West, L.L.C.	Delaware

Kindred Hospital-Springfield, L.L.C.	Delaware

Kindred Hospital-Toledo, L.L.C.	Delaware

Kindred Nevada, L.L.C.	Delaware

Kindred Nursing Centers Central Limited Partnership	Delaware

Kindred Nursing Centers East, L.L.C.	Delaware

Kindred Nursing Centers Limited Partnership	Delaware

Kindred Nursing Centers North, L.L.C.	Delaware

Kindred Nursing Centers South, L.L.C.	Delaware

Kindred Nursing Centers West, L.L.C.	Delaware

Kindred Rehab Services, Inc.	Delaware

Kindred Systems, Inc.	Delaware

KND Development 50, L.L.C.	Delaware

KND Development 51, L.L.C.	Delaware

KND Development 52, L.L.C.	Delaware

KND Development 53, L.L.C.	Delaware

KND Development 54, L.L.C.	Delaware

KND Development 55, L.L.C.	Delaware

KND Development 56, L.L.C.	Delaware

KND Development 57, L.L.C.	Delaware

KND Development 58, L.L.C.	Delaware

KND Development 59, L.L.C.	Delaware

KND Development 60, L.L.C.	Delaware

KND Development 61, L.L.C.	Delaware

KND Development 62, L.L.C.	Delaware

KND Development 63, L.L.C.	Delaware

KND Hospital Real Estate Holdings, L.L.C.	Delaware

KND Real Estate 1, L.L.C.	Delaware

KND Real Estate 2, L.L.C.	Delaware

KND Real Estate 3, L.L.C.	Delaware

KND Real Estate 4, L.L.C.	Delaware

KND Real Estate 5, L.L.C.	Delaware

KND Real Estate 6, L.L.C.	Delaware

KND Real Estate 7, L.L.C.	Delaware

KND Real Estate 8, L.L.C.	Delaware

KND Real Estate 9, L.L.C.	Delaware

KND Real Estate 10, L.L.C.	Delaware

KND Real Estate 11, L.L.C.	Delaware

KND Real Estate 12, L.L.C.	Delaware

KND Real Estate 13, L.L.C.	Delaware

KND Real Estate 14, L.L.C.	Delaware

KND Real Estate 15, L.L.C.	Delaware

KND Real Estate 16, L.L.C.	Delaware

KND Real Estate 17, L.L.C.	Delaware

KND Real Estate 18, L.L.C.	Delaware

KND Real Estate 19, L.L.C.	Delaware

KND Real Estate 20, L.L.C.	Delaware

KND Real Estate 21, L.L.C.	Delaware

KND Real Estate 22, L.L.C.	Delaware

KND Real Estate 23, L.L.C.	Delaware

KND Real Estate 24, L.L.C.	Delaware

KND Real Estate 25, L.L.C.	Delaware

KND Real Estate 26, L.L.C.	Delaware

KND Real Estate 27, L.L.C.	Delaware

KND Real Estate 28, L.L.C.	Delaware

KND Real Estate 29, L.L.C.	Delaware

KND Real Estate 30, L.L.C.	Delaware

KND Real Estate 31, L.L.C.	Delaware

KND Real Estate 32, L.L.C.	Delaware

KND Real Estate 33, L.L.C.	Delaware

KND Real Estate 34, L.L.C.	Delaware

KND Real Estate 35, L.L.C.	Delaware

KND Real Estate 36, L.L.C.	Delaware

KND Real Estate 37, L.L.C.	Delaware

KND Real Estate 38, L.L.C.	Delaware

KND Real Estate 39, L.L.C.	Delaware

KND Real Estate 40, L.L.C.	Delaware

KND Real Estate 41, L.L.C.	Delaware

KND Real Estate 42, L.L.C.	Delaware

KND Real Estate 43, L.L.C.	Delaware

KND Real Estate 44, L.L.C.	Delaware

KND Real Estate 45, L.L.C.	Delaware

KND Real Estate 46, L.L.C.	Delaware

KND Real Estate 47, L.L.C.	Delaware

KND Real Estate 48, L.L.C.	Delaware

KND Real Estate 49, L.L.C.	Delaware

KND Real Estate 50, L.L.C.	Delaware

KND Real Estate 51, L.L.C.	Delaware

KND Real Estate Holdings, L.L.C.	Delaware

KND Rehab Real Estate Holdings, L.L.C.	Delaware

KND SNF Real Estate Holdings, L.L.C.	Delaware

Lafayette Specialty Hospital, L.L.C.	Delaware

Laurel Lake Health and Rehabilitation, L.L.C.	Delaware

Maine Assisted Living, L.L.C.	Delaware

Massachusetts Assisted Living, L.L.C.	Delaware

Meadows Nursing, L.L.C.	Delaware

Medical Hill Rehab Center, L.L.C.	Delaware

Mid-South Home Health, LLC	Delaware

New Triumph HealthCare, Inc.	Delaware

New York Healthcare Services, Inc.	New York

Northland LTACH, LLC	Delaware

NP Plus, LLC	Delaware

NRP Holdings Company	Delaware

Odyssey HealthCare Austin, LLC	Delaware

Odyssey HealthCare Detroit, LLC	Delaware

Odyssey HealthCare Fort Worth, LLC	Delaware

Odyssey HealthCare GP, LLC	Delaware

Odyssey HealthCare Holding Company	Delaware

Odyssey HealthCare LP, LLC	Delaware

Odyssey HealthCare Management, LP	Delaware

Odyssey HealthCare of Augusta, LLC	Delaware

Odyssey HealthCare of Flint, LLC	Delaware

Odyssey HealthCare of Marion County, LLC	Delaware

Odyssey HealthCare of Savannah, LLC	Delaware

Odyssey HealthCare of St. Louis, LLC	Delaware

Odyssey HealthCare Operating A, LP	Delaware

Odyssey HealthCare Operating B, LP	Delaware

Odyssey HealthCare, Inc.	Delaware

Pacific Coast Care Center, L.L.C.	Delaware

Pacific West Home Care, LLC	Delaware

Peoplefirst HomeCare & Hospice of California, L.L.C.	Delaware

Peoplefirst HomeCare & Hospice of Colorado, L.L.C.	Delaware

Peoplefirst HomeCare & Hospice of Indiana, L.L.C.	Delaware

Peoplefirst HomeCare & Hospice of Massachusetts, L.L.C.	Delaware

Peoplefirst HomeCare & Hospice of Ohio, L.L.C.	Delaware

Peoplefirst HomeCare & Hospice of Utah, L.L.C.	Delaware

Peoplefirst HomeCare of Colorado, L.L.C.	Delaware

Peoplefirst Virginia, L.L.C.	Delaware

PersonaCare of Huntsville, Inc.	Delaware

PersonaCare of Ohio, Inc.	Delaware

PersonaCare of Reading, Inc.	Delaware

PersonaCare of Wisconsin, Inc.	Delaware

PF Development 5, L.L.C.	Delaware

PF Development 6, L.L.C.	Delaware

PF Development 7, L.L.C.	Delaware

PF Development 8, L.L.C.	Delaware

PF Development 9, L.L.C.	Delaware

PF Development 10, L.L.C.	Delaware

PF Development 15, L.L.C.	Delaware

PF Development 16, L.L.C.	Delaware

PF Development 17, L.L.C.	Delaware

PF Development 18, L.L.C.	Delaware

PF Development 19, L.L.C.	Delaware

PF Development 20, L.L.C.	Delaware

PF Development 21, L.L.C.	Delaware

PF Development 22, L.L.C.	Delaware

PF Development 23, L.L.C.	Delaware

PF Development 26, L.L.C.	Delaware

PF Development 27, L.L.C.	Delaware

PHH Acquisition Corp.	Delaware

PHHC Acquisition Corp.	Delaware

Professional Healthcare, LLC	Delaware

QC-Medi New York, Inc.	New York

Quality Care – USA, Inc.	New York

Rehab Insurance Corporation	Delaware

Rehab Staffing, L.L.C.	Delaware

RehabCare Development 2, L.L.C.	Delaware

RehabCare Development 3, L.L.C.	Delaware

RehabCare Development 4, L.L.C.	Delaware

RehabCare Development 5, L.L.C.	Delaware

RehabCare Group East, Inc.	Delaware

RehabCare Group Management Services, Inc.	Delaware

RehabCare Group of California, L.L.C.	Delaware

RehabCare Group, Inc.	Delaware

RehabCare Hospital Holdings, L.L.C.	Delaware

SCCI Health Services Corporation	Delaware

SCCI Hospital – Easton, Inc.	Delaware

SCCI Hospital – El Paso, Inc.	Delaware

SCCI Hospital – Mansfield, Inc.	Delaware

SCCI Hospital Ventures, Inc.	Delaware

SCCI Hospitals of America, Inc.	Delaware

SHC Holding, Inc.	Delaware

Siena Care Center, L.L.C.	Delaware

Smith Ranch Care Center, L.L.C.	Delaware

Specialty Healthcare Services, Inc.	Delaware

Springfield Park View Hospital, L.L.C.	Delaware

Symphony Health Services, L.L.C.	Delaware

TherEX, Inc.	Delaware

Tower Hill Nursing, L.L.C.	Delaware

Triumph HealthCare Holdings, Inc.	Delaware

Triumph HealthCare Second Holdings, L.L.C.	Delaware

Triumph HealthCare Third Holdings, L.L.C.	Delaware

Triumph Rehabilitation Hospital of Northeast Houston, LLC	Delaware

Tulsa Specialty Hospital L.L.C.	Delaware

Vista Hospice Care, LLC	Delaware

VistaCare of Boston, LLC	Delaware

VistaCare USA, LLC	Delaware

VistaCare, LLC	Delaware

Voyager Home Health, Inc.	Delaware

Voyager HospiceCare, Inc.	Delaware

VTA Management Services, L.L.C.	Delaware

VTA Staffing Services, LLC	Delaware

Ygnacio Valley Care Center, L.L.C.	Delaware